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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 14, 1999
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 31, 1998)

                          EL PASO NATURAL GAS COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-2700                   74-0608280
     (State or other         (Commission File No.)         (I.R.S. Employer
       jurisdiction                                      Identification No.)
    of incorporation)

                             ---------------------

                            EL PASO ENERGY BUILDING
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)

                                 (713) 420-2131
              (Registrant's telephone number, including area code)

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

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1998, El Paso Energy Corporation ("EPEC"), the corporate parent of El Paso Natural Gas Company (the "Company"), initiated and completed a tax-free internal reorganization of its assets and operations and those of its subsidiaries (the "Reorganization"), in accordance with a ruling received from the Internal Revenue Service. In the Reorganization, the Company transferred a substantial number of its subsidiaries (and their assets, liabilities, and operations) to EPEC or other entities owned by EPEC. After giving effect to the Reorganization, the Company's only assets are its interstate pipeline systems known as the EPG System and the MPC System, which connect natural gas supply regions in New Mexico, Texas, Oklahoma and Colorado to markets in California, Nevada, Arizona, New Mexico, Texas and northern Mexico. In the Reorganization, the Company or its subsidiaries transferred the following assets, liabilities, and operations to EPEC or other EPEC subsidiaries, and eliminated them from its consolidated financial statements: (i) its trading and marketing operations;
(ii) its international operations; (iii) its field services operations; (iv) the interstate pipeline systems known as the TGP System, Midwestern System, and East Tennessee System; and (v) all subsidiaries with corporate or discontinued operations.

     The Company accomplished the Reorganization primarily through a series of intercompany transactions, including a dividend of its interests in those subsidiaries transferred in the Reorganization to EPEC or other entities owned by EPEC. The Company will report the effect of the transfers as if it were discontinued operations as of December 31, 1998, and accordingly will reflect the Reorganization in all reporting periods required in its Annual Report on Form 10-K for the year ended December 31, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Pro forma financial information:

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

                          EL PASO NATURAL GAS COMPANY

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company (the "Pro Forma Financial Statements") illustrate the effect of the Reorganization, particularly the transfer by the Company to EPEC or other entities owned by EPEC of the following: (i) its trading and marketing operations; (ii) its international operations; (iii) its field services operations; (iv) the interstate pipeline systems known as the TGP System, Midwestern System, and East Tennessee System; and (v) all subsidiaries with corporate or discontinued operations. The transfer for the majority of subsidiaries was accomplished through dividends by the Company to EPEC or other entities owned by EPEC with the remaining subsidiaries transferred by sale to EPEC or other entities owned by EPEC (the "Subsidiary Transfer Adjustments"). In addition to the Reorganization, the Company sold preferred stock to EPEC, the proceeds of which were used by the Company to reduce short-term debt. The Pro Forma Financial Statements have been prepared to give effect to the Reorganization as of and for the nine months ended September 30, 1998, and for each of the three years ended December 31, 1997, 1996, and 1995. The Pro Forma Financial Statements are not necessarily indicative of the actual operating results or financial position had the Reorganization occurred as of such dates, nor do they purport to indicate operating results or financial position which may be attained in the future. Historical financial statements for previous periods include certain reclassifications which were made to conform to the current presentation. Such reclassifications have no effect on reported net income or total stockholder's equity.

     The Consolidated Company Historical column represents the unaudited financial position and results of operations derived from the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998, and the audited results of operations derived from the Company's Annual Report on Form 10-K for the year ended December 31, 1997. The Subsidiary Transfer Adjustments column includes the effect of deconsolidating the subsidiaries to be transferred and the transactions to reflect the transfer in the form of a dividend or sale to EPEC or other entities owned by EPEC. The Other Adjustments column reflects the restoration of intercompany accounts previously eliminated in consolidation, as well as the sale of preferred stock to EPEC and the use of the resulting proceeds to reduce the Company's short-term debt.

                          EL PASO NATURAL GAS COMPANY

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN MILLIONS)

                                                CONSOLIDATED   SUBSIDIARY                  CONSOLIDATED
                                                  COMPANY       TRANSFER        OTHER        COMPANY
                                                 HISTORICAL    ADJUSTMENTS   ADJUSTMENTS    PRO FORMA
                                                ------------   -----------   -----------   ------------
ASSETS
Current assets
  Cash and temporary investments..............     $   49        $   (35)(a)    $             $   14
  Accounts and notes receivable, net
     Customer.................................        770           (705)(a)                      65
     Affiliated companies.....................        423            946(a)
                                                                    (143)(b)      179(c)       1,405
  Inventories.................................         46            (20)(a)                      26
  Deferred income tax benefit.................         68            (68)(a)                      --
  Other.......................................        322           (312)(a)                      10
                                                   ------        -------        -----         ------
          Total current assets................      1,678           (337)         179          1,520
Property, plant, and equipment, net...........      7,221         (5,677)(a)                   1,544
Investments in unconsolidated affiliates......        692           (688)(a)                       4
Investment in consolidated affiliates.........         --          1,601(a)
                                                                  (1,601)(b)                      --
Other.........................................        405           (317)(a)                      88
                                                   ------        -------        -----         ------
          Total assets........................     $9,996        $(7,019)       $ 179         $3,156
                                                   ======        =======        =====         ======
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable
     Trade and other..........................     $  726        $  (694)(a)    $             $   32
     Affiliated companies.....................         27            (58)(a)       42(c)          11
  Short-term borrowings (including current
     maturities of long-term debt)............        924             (2)(a)     (350)(d)        572
  Other.......................................        688           (667)(a)      137(c)         158
                                                   ------        -------        -----         ------
          Total current liabilities...........      2,365         (1,421)        (171)           773
                                                   ------        -------        -----         ------
Long-term debt, less current maturities.......      2,360         (1,380)(a)                     980
                                                   ------        -------        -----         ------
Deferred income taxes.........................      1,487         (1,344)(a)                     143
                                                   ------        -------        -----         ------
Other.........................................        954           (780)(a)                     174
                                                   ------        -------        -----         ------
Minority interest
  Preferred stock of subsidiary...............        300           (300)(a)                      --
                                                   ------        -------        -----         ------
  Other minority interest.....................         65            (65)(a)                      --
                                                   ------        -------        -----         ------
Stockholder's equity
  Preferred stock.............................         --             --          350(d)         350
  Common stock................................         --             --                          --
  Additional paid-in capital..................      2,027         (1,291)(b)                     736
  Retained earnings...........................        453           (453)(b)                      --
  Accumulated other comprehensive income......        (15)            15(a)                       --
                                                   ------        -------        -----         ------
          Total stockholder's equity..........      2,465         (1,729)         350          1,086
                                                   ------        -------        -----         ------
          Total liabilities and stockholder's
            equity............................     $9,996        $(7,019)       $ 179         $3,156
                                                   ======        =======        =====         ======

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance
                                     Sheet

                          EL PASO NATURAL GAS COMPANY

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SUBSIDIARY TRANSFER ADJUSTMENTS

(a) Deconsolidation of the assets and liabilities of the subsidiaries to be transferred in the Reorganization and the corresponding establishment of an investment in consolidated affiliates

(b) Transfer by the Company of its investments in consolidated affiliates, primarily through a dividend to EPEC or other entities owned by EPEC with the remaining subsidiaries transferred by sale to EPEC or other entities owned by EPEC

OTHER ADJUSTMENTS

(c) Reinstatement of affiliated company transactions that were previously eliminated in consolidation

(d) Sale of preferred stock to EPEC, the Company's parent, for $350 million, the proceeds of which were used to reduce the Company's short-term debt

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

                          EL PASO NATURAL GAS COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (IN MILLIONS)

                                           CONSOLIDATED     SUBSIDIARY                      CONSOLIDATED
                                             COMPANY         TRANSFER          OTHER          COMPANY
                                            HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS(b)    PRO FORMA
                                           ------------   --------------   --------------   ------------
Operating revenues.......................     $4,530         $(4,173)           $               $357
                                              ------         -------            ----            ----
Operating expenses
  Cost of gas and other products.........      3,372          (3,372)                             --
  Operation and maintenance..............        523            (397)                            126
  Depreciation, depletion, and
     amortization........................        198            (153)                             45
  Taxes, other than income taxes.........         70             (47)                             23
                                              ------         -------            ----            ----
                                               4,163          (3,969)                            194
                                              ------         -------            ----            ----
Operating income.........................        367            (204)                            163
                                              ------         -------            ----            ----
Other (income) and expense
  Interest and debt expense..............        191            (133)             37              95
  Other -- net...........................       (113)             96             (37)            (54)
                                              ------         -------            ----            ----
                                                  78             (37)                             41
                                              ------         -------            ----            ----
Income before income taxes and minority
  interest...............................        289            (167)                            122
Income tax expense.......................         97             (50)                             47
                                              ------         -------            ----            ----
Income before minority interest..........        192            (117)                             75
Minority interest
  Preferred stock dividend requirement of
     subsidiary..........................         19             (19)                             --
                                              ------         -------            ----            ----
Net income...............................     $  173         $   (98)           $               $ 75
                                              ======         =======            ====            ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                          EL PASO NATURAL GAS COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (IN MILLIONS)

                                               CONSOLIDATED     SUBSIDIARY                      CONSOLIDATED
                                                 COMPANY         TRANSFER          OTHER          COMPANY
                                                HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS(b)    PRO FORMA
                                               ------------   --------------   --------------   ------------
Operating revenue............................     $5,638         $(5,119)           $  2            $521
                                                  ------         -------            ----            ----
Operating expenses
  Cost of gas and other products.............      4,125          (4,127)              2              --
  Operation and maintenance..................        664            (468)                            196
  Depreciation, depletion, and
     amortization............................        236            (179)                             57
  Taxes, other than income taxes.............         92             (64)                             28
                                                  ------         -------            ----            ----
                                                   5,117          (4,838)              2             281
                                                  ------         -------            ----            ----
Operating income.............................        521            (281)                            240
                                                  ------         -------            ----            ----
Other (income) and expense
  Interest and debt expense..................        238            (151)             26             113
  Other, net.................................        (57)             61             (26)            (22)
                                                  ------         -------            ----            ----
                                                     181             (90)                             91
                                                  ------         -------            ----            ----
Income before income taxes and minority
  interest...................................        340            (191)                            149
Income tax expense...........................        129             (70)                             59
                                                  ------         -------            ----            ----
Income before minority interest..............        211            (121)                             90
Minority interest
  Preferred stock dividend of subsidiary.....         25             (25)                             --
                                                  ------         -------            ----            ----
Net income...................................     $  186         $   (96)           $               $ 90
                                                  ======         =======            ====            ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                          EL PASO NATURAL GAS COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN MILLIONS)

                                               CONSOLIDATED     SUBSIDIARY                      CONSOLIDATED
                                                 COMPANY         TRANSFER          OTHER          COMPANY
                                                HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS(b)    PRO FORMA
                                               ------------   --------------   --------------   ------------
Operating revenue............................     $3,012         $(2,501)           $               $511
                                                  ------         -------            ----            ----
Operating expenses
  Cost of gas and other products.............      2,277          (2,277)                             --
  Operation and maintenance..................        322            (106)                            216
  Depreciation, depletion, and
     amortization............................        101             (42)                             59
  Employee separation and asset impairment
     charge..................................         99              --                              99
  Taxes, other than income taxes.............         43              (9)                             34
                                                  ------         -------            ----            ----
                                                   2,842          (2,434)                            408
                                                  ------         -------            ----            ----
Operating income.............................        170             (67)                            103
                                                  ------         -------            ----            ----
Other (income) and expense
  Interest and debt expense..................        110             (11)              3             102
  Other, net.................................         (5)              3              (3)             (5)
                                                  ------         -------            ----            ----
                                                     105              (8)                             97
                                                  ------         -------            ----            ----
Income before income taxes and minority
  interest...................................         65             (59)                              6
Income tax expense...........................         25             (23)                              2
                                                  ------         -------            ----            ----
Income before minority interest..............         40             (36)                              4
Minority interest
  Preferred stock dividend of subsidiary.....          2              (2)                             --
                                                  ------         -------            ----            ----
Net income...................................     $   38         $   (34)           $               $  4
                                                  ======         =======            ====            ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                          EL PASO NATURAL GAS COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (IN MILLIONS)

                                      CONSOLIDATED       SUBSIDIARY                          CONSOLIDATED
                                        COMPANY           TRANSFER            OTHER            COMPANY
                                       HISTORICAL      ADJUSTMENTS(a)     ADJUSTMENTS(b)      PRO FORMA
                                      ------------     --------------     --------------     ------------
Operating revenues..................     $1,038            $(497)              $                 $541
                                         ------            -----               ----              ----
Operating expenses
  Cost of gas and other products....        402             (396)                                   6
  Operation and maintenance.........        312              (53)                                 259
  Depreciation, depletion, and
     amortization...................         72              (19)                                  53
  Taxes, other than income taxes....         40               (6)                                  34
                                         ------            -----               ----              ----
                                            826             (474)                                 352
                                         ------            -----               ----              ----
Operating income....................        212              (23)                                 189
                                         ------            -----               ----              ----
Other (income) and expense
  Interest and debt expense.........         86               (4)                 7                89
  Other, net........................         (7)               3                 (7)              (11)
                                         ------            -----               ----              ----
                                             79               (1)                --                78
                                         ------            -----               ----              ----
Income before income taxes..........        133              (22)                                 111
Income tax expense..................         48               (5)                                  43
                                         ------            -----               ----              ----
Net income..........................     $   85            $ (17)              $                 $ 68
                                         ======            =====               ====              ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                          EL PASO NATURAL GAS COMPANY

     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS

SUBSIDIARY TRANSFER ADJUSTMENTS

(a) Income and expenses associated with subsidiaries transferred to EPEC or other entities owned by EPEC as a part of the Reorganization

OTHER ADJUSTMENTS

(b) Reinstatement of affiliated company transactions that were previously eliminated in consolidation

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EL PASO NATURAL GAS COMPANY

                                            By:    /s/ JEFFREY I. BEASON
                                              ----------------------------------
                                                      Jeffrey I. Beason
                                                Vice President and Controller
                                                  (Chief Accounting Officer)

Date: January 14, 1999

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